CONSULTING AGREEMENT
                              --------------------

This Consulting Agreement (the "Agreement"), agreed to and effective as of April 14, 2000 is entered into by and between 3DSHOPPING.COM, a California corporation (herein referred to as the "Company") and THE DEL MAR CONSULTING GROUP, INC., a California corporation (herein referred to as the "Consultant").

                                    RECITALS
                                    --------

WHEREAS, Company is a public Company with its common stock trading on the American Stock Exchange in the United States; and

WHEREAS, Consultant has experience in the area of corporate finance, investor communications and financial and investor public relations; and

WHEREAS, Company desires to engage the services of Consultant to assist and consult with the Company in matters concerning corporate finance and to represent the company in investors' communications and public relations with existing shareholders, brokers, dealers and other investment professionals as to the Company's current and proposed activities;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Term of Consultancy. Company hereby agrees to retain the Consultant to act in
   -------------------
a 'consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing immediately and ending on April 15, 2001.

2. Duties of Consultant.  The Consultant  agrees that it will generally  provide
   --------------------
the following specified consulting services through its officers and employees during the term specified in Section 1.:

(a) Advise and assist the Company in developing and implementing appropriate plans and materials for presenting the Company and its business plans, strategy and personnel to the financial community, establishing an image for the Company in the financial community, and creating the foundation for subsequent financial public relations efforts;

(b) Introduce the Company to the financial community;

(c) With the cooperation of the Company, maintain an awareness during the term of this Agreement of the Company's plans, strategy and personnel, as they may evolve during such period, and advise and assist the Company in communicating appropriate information regarding such plans, strategy and personnel to the financial community;

(d) Assist and advise the Company with respect to its (i) stockholder and investor relations, (ii) relations with brokers, dealers, analysts and other investment professionals, and (iii) financial and media public relations generally;

(e) Perform the functions generally assigned to investor/stockholder relations and public relations departments in major corporations, including responding to telephone and written inquiries (which may be referred to the Consultant by the Company); assisting in the preparation of press releases for the Company with the Company's involvement and approval or reviewing press releases, reports and other communications with or to shareholders, the investment community and the general public; advising with respect to the timing, form, distribution and other matters related to such releases, reports and communications; and consulting with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

(f) Upon the Company's approval, disseminate information regarding the Company to shareholders, brokers, dealers, other investment community professionals and the general investing public;

(g) Upon the Company's approval, conduct meetings, in person or by telephone, with brokers, dealers, analysts and other investment professionals to advise them of the Company's plans, goals and activities, and assist the Company in preparing for press conferences and other forums involving the media, investment professionals and the general investment public;

(h) At the Company's request, review business plans, strategies, mission statements budgets, proposed transactions and other plans for the purpose of advising the Company of the investment community implications thereof; and,

(i) Otherwise perform as the Company's financial relations and public relations consultant.

3. Allocation of Time and Energies.  The Consultant  hereby promises to perform
   -------------------------------
and discharge well and faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company in connection with the conduct of its financial and investor public relations and communications activities, so long as such activities are in compliance with applicable securities laws and regulations. Consultant shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth hereinabove in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs 'to be incurred by the Consultant and the benefits to be received by the Company are expected to occur upon and shortly after, and in any event, within two months of the effectiveness of this Agreement. It is explicitly understood that Consultant's performance of its duties hereunder will in no way be measured by the price of the Company's common stock, nor the trading volume of the Company's common stock. It is understood that the Company is entering into this Agreement with the understanding that Robert B. Prag will be an officer and director of The Del Mar Consulting Group, Inc. during the entire term of this Agreement.

4. Remuneration.  As full and complete  compensation for services  described in
   ------------
this Agreement, the Company shall compensate Consultant as follows:

4.1 For undertaking this engagement and for other good and valuable consideration, the Company agrees to issue and deliver to the Consultant a "Commencement Bonus" payable in the form of 75,000 shares of the Company's Common Stock ("Common Stock"), an Option to purchase 45,000 shares of the Company's Common Stock at $11.00 per share and an Option to purchase 45,000 shares of the Company's Common Stock at $15.00, which becomes exercisable when 80% of the Company's outstanding publicly traded warrants are exercised (the "Warrants"). The Options will carry a term of the lesser of fours years from the date of this Agreement or two years after the termination of this Agreement or any renewal thereof, and the Options will have a "cashless" or "net exercise" provision. A copy of the Options are attached hereto and referenced as "Exhibit "A". This Commencement Bonus shall be issued to the Consultant immediately following execution of this Agreement and shall, when issued and delivered to Consultant, be fully paid and non-assessable. The Company also agrees to pay Consultant the sum of $3,000.00 cash per month, the first installment of which is due upon the full execution of this Agreement and subsequent installments due and payable on the fifteenth day of each month for the duration of this Agreement, and shall, when paid to Consultant, be fully paid and non-assessable. The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant. The Common Stock and Options issued as a Commencement Bonus, therefore, constitute payment for Consultant's agreement to consult to the Company and are a nonrefundable, non-apportionable, and non-ratable retainer; such Shares are not a prepayment for future services. If the Company decides to terminate this Agreement prior to April 15, 2001 for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the Common Stock or Options paid to it hereunder but that the Consultant's rights to additional monthly cash payments shall cease. The Common Stock and Options issued pursuant to this Agreement shall be issued in the name of The Del Mar Consulting Group, Inc. Further, the Company agrees that it will include, in the next Registration Statement filed by the Company with the SEC on Form S3 or other appropriate form relating to the resale of restricted shares, both the Common Stock issued to Consultant pursuant to this Agreement, as well as the shares of the Company's common stock underlying the Options issued to the Consultant hereunder. The Company agrees to file such a registration statement no later than January 15, 2001 and agrees to use its best efforts to keep said registration statement effective so long as the Consultant owns any shares covered by said registration statement. The Del Mar Consulting Group, Inc. agrees that, notwithstanding the effectiveness of any such Registration Statement, it will not sell or transfer during the term of this Agreement any of the Common Stock or Options issued to it hereunder.

  4.2 Consultant acknowledges that the shares of Common Stock to be issued pursuant to this Agreement (collectively, the "Shares") have not been registered under the Securities Act of 1933, and accordingly are "restricted securities" within the meaning of Rule 144 of the Act. As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act.

 4.3  In  connection  with  the  acquisition  of  Shares  hereunder,   the
       Consultant represents and warrants to the Company as follows:

          (a) Consultant acknowledges that the Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information, which the Consultants have requested.

          (b) Consultant's investment in restricted securities is reasonable in relation to the Consultant's net worth, which is in excess of ten (10) times the Consultant's cost basis in the Shares. Consultant has had experience in investments in restricted and publicly traded securities, and Consultants has had experience in investments in speculative securities and other investments which involve the risk of loss of investment. Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares. Consultant is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933, and (ii) a purchaser described in Section 25102 (f)
(2) of the California Corporate Securities Law of 1968, as amended.

(c) Consultant is acquiring the Shares for the Consultant's own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

4.4 Consultant represents and warrants to Company that it is not a Member of the National Association of Securities Dealers, Inc. and that neither it nor any of its affiliates are affiliated with such a Member.

5.Financing  "Finder's  Fee".  It is  understood  that in the  event  Consultant
  --------------------------
introduces Company to a lender or equity purchaser with whom Company, or its nominees, within one year following such introduction, makes or agrees to make a debt or equity investment in the Company, Company agrees to compensate Consultant for such services with a "finder's fee" in the amount of 2.5% of total gross funding provided by such lender or equity purchaser, such fee to be payable in cash. This will be in addition to any fees payable by Company to any other intermediary, if any, which shall be per separate agreements negotiated between Company and such other intermediary. It is also understood that in the event Consultant introduces Company to a merger and/or acquisition candidate and, within one year following such introduction, Company or its stockholders consummate or agree to consummate a transaction with such person or its affiliates acquire all or substantially all of the business of Company or agree to be acquired by Company, Company agrees to compensate Consultant for such services with a "finder's fee" in the amount of 2.5% of total gross consideration provided by such merger and/or acquisition, such fee to be payable in the same form of consideration received by the seller/merged company. This will be in addition to any fees payable by Company to any other intermediary, if any, which shall be per separate agreements negotiated between Company and such other intermediary. For the purposes of this Section 5, a person will be deemed to have been introduced to Company by Consultant if, but only if, (i) Company had no pre-existing relationship, and was not otherwise engaged in substantive discussions, with such person or its affiliates, and (ii) as a direct result of contacts resulting from such introduction, such person expressed a serious interest in pursuing a financing or acquisition. It is specifically understood that Consultant is not nor does it hold itself out be a Broker/Dealer, but is rather merely a "Finder" in reference to the Company procuring financing sources and acquisition and merger candidates.

5.1 It is further understood that Company, and not Consultant, is responsible to perform any and all due diligence on such lender, equity purchaser or acquisition/merger candidate introduced to it by Consultant under this Agreement, prior to Company receiving funds or closing on any acquisition. However, Consultant will not introduce any parties to Company about which Consultant has any prior knowledge of questionable, unethical or illicit activities.

5.2 Company agrees that said compensation to Consultant shall be paid in full at the time said financing or merger/acquisition is closed, except that compensation based on the value of cash, securities or other property payable over a period of time shall be payable to Consultant on the same schedule. Moreover, said compensation, or, in the case of deferred compensation, the agreement to pay such compensation, will be a condition precedent to the closing of such financing or merger/acquisition and Company shall execute any and all documents necessary to effect said compensation.

5.3 As further consideration to Consultant, Company agrees to pay or cause to be paid to Consultant with respect to any financing or acquisition with a person provided directly or indirectly to the Company by any lender or equity purchaser introduced by Consultant as described in the first paragraph of this Section 5 during the period commencing at the effective date of this Agreement and ending one year from the termination of this Agreement, a fee to Consultant equal to that outlined in Section "5" herein.

5.4 Consultant will not make any introduction to a prospective lender or equity purchaser without the prior consent of Company and will keep Company reasonably informed with respect to any discussions between Consultant and any such introduced person.

6. Expenses. Consultant agrees to pay for all its expenses (phone, labor, etc.),
   --------
other than extraordinary items (travel and entertainment required by/or specifically requested by the Company, luncheons or dinners to large groups of investment professionals, mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company prior to its incurring an obligation for reimbursement. The Company agrees and understands that Consultant will not be responsible for preparing or mailing due diligence and/or investor packages on the Company, and that the Company will have some means to prepare and mail out investor packages at the Company's expense.

7. Indemnification.   The  Company  warrants  and  represents  that  all  oral
   ---------------
communications, written documents or materials furnished to Consultant by the Company are accurate in all material respects, and the Consultant warrants and represents that all communications with the public, with respect to the financial affairs, operations, profitability and strategic planning of the Company are in accordance with information provided to it by the Company. The Consultant may rely upon the accuracy of the information provided by the Company without independent investigation. The Company and Consultant will each protect, indemnify and hold each other harmless against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred in connection with this engagement arising out of the acts or omissions of the other party.

8. Representations.Consultant represents that it is not required to maintain any
   ---------------
licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

9. Status as Independent  Contractor.  Consultant's  engagement pursuant to this
   ---------------------------------
Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other. Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes unless it is advised by counsel that it is required by law to do so. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

10. Attorney's Fee. If any legal action or any arbitration or other proceeding
    --------------
is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

11. Waiver.  The waiver by either  party of a breach of any  provision  of this
    ------
Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

12. Notices. All notices,  requests, and other communications hereunder shall be
    -------
deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:

3DSHOPPING.COM
Lawrence Weisdorn, Chairman
308 Washington Blvd.
Marina Del Rey, CA 90292

To the Consultant:

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
1310 Camino Del Mar; Suite B
Del Mar, CA 92014

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

13. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by,
    -------------------------------------
construed and enforced in accordance with the laws of the State of California.

14. Arbitration.  Any  controversy  or claim arising out of or relating to this
    -----------
Agreement, or the alleged breach thereof, or relating to Consultant's activities or remuneration under this Agreement, shall be settled by binding arbitration in California, in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrators) shall be binding on the parties and may be entered in any court having jurisdiction thereof. The provisions of Title 9 of Part 3 of the California Code of Civil Procedure, including section 1283.05, and successor statutes, permitting expanded discovery proceedings shall be applicable to all disputes that are arbitrated under this paragraph.

15.  Complete  Agreement.  This Agreement  contains the entire  agreement of the
     -------------------
parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

AGREED TO AND DATED THIS 14 April, 2000:

"Company"                                  3Dshopping.com


Date:                                        By:
                                              Lawrence Weisdorn, Chairman
                                              & Its Duly Authorized Officer

"Consultant"                               THE DEL MAR CONSULTING GROUP, INC.


Date:                                         By:
                                              Robert B. Prag, President
                                              & Its Duly Authorized Officer

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

AGREEMENT, made as of 14`h day of April, 2000, by and between 3DSHOPPING.COM, a California corporation (the "Grantor) having its principal executive offices at 308 Washington Blvd.; Marina Del Rey, CA 90292, and THE DEL MAR CONSULTING GROUP, INC., a California corporation having its principal executive offices at 1310 Camino Del Mar; Suite B, Del Mar; CA 92014 (the "Optionee").

WITNESSETH:

WHEREAS, the Optionee has performed services for the Grantor; and

WHEREAS, the Grantor desired the Optionee to perform such services on behalf of the Grantor.

NOW, THEREFORE, in consideration of the Optionee's services rendered to the Grantor pursuant to the Consulting Agreement by and between the Grantor and the Optionee dated April 14, 2000 (the "Consulting Agreement"), the Grantor hereby grants to the Optionee options to purchase common stock of the Grantor, no par value per share ("Common Stock"), on the following terms and conditions:

1.        Option.
          ------

The Grantor hereby grants to the Optionee a non-qualified stock option (not qualified as described in Section 422 of the Internal Revenue Code of 1986, as amended, the "Code") to purchase up to an aggregate of Forty Five Thousand (45,000) fully paid and non-assessable shares of Common Stock (the "Shares"), subject to the terms and conditions set forth below.

2.        Exercise Price.
          --------------

The exercise price shall be Fifteen Dollars ($15.00) per share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses incurred by the Grantor in connection herewith.

3.        Exercise of Option.
          ------------------

All of the options granted hereby shall first become exercisable at such time as 80% of currently outstanding options are exercised. Subject to the provisions of Paragraph 4 hereof, such options shall be exercisable in whole or in part at any time and from time to time from the date on which the options are first exercisable through the earlier of 5:00 p.m. Los Angeles, CA time on April 14, 2004 or two years after the termination of the Consulting Agreement.

In order to exercise the option granted hereunder in whole or in part, the Optionee shall deliver to the Grantor a written notice substantially in the form of Notice of Exercise of Option to Purchase Shares attached hereto, delivery to be effected by facsimile and original copies to be delivered by overnight courier or by registered or certified mail, return receipt requested, addressed to the Grantor at its principal office. Such notice shall specify the number of Shares which Optionee is purchasing under the option herein granted and shall be accompanied by either:

(i) Payment (in the form of cash or check) for the Shares so being purchased at the exercise price so specified in the form of Notice of Exercise of Option to Purchase Shares and therefor as specified in Paragraph 2 above; or

(ii) Optionee's written direction to the Grantor to retain as consideration for the option exercise that number of Shares (rounded upward to the next highest full Share) so being purchased which have an aggregate value equal to the product derived by multiplying (a) the number of Shares so being purchased by
(b) the exercise price so specified in the form of Notice of Exercise of Option to Purchase Shares and therefor as specified in Paragraph 2 above, such Shares to be valued for such purposes at the highest closing price of the Grantor's Common Stock in the principal market in which Shares trade on the three trading days preceding the date on which such notice is delivered to the Grantor.

As soon as practicable thereafter but in any event within five (5) business days after Grantor shall cause to be delivered to the Optionee certificates issued in the Optionee's name evidencing (x) in the case payment of the exercise price pursuant to (i) above the full number of Shares as to which this option was exercised by the Optionee or (y) in the case of payment of the exercise price pursuant to (ii) above the number of Shares remaining after subtracting from the full number of Shares as to which this option was exercised by Optionee that number of Shares which Grantor is to retain pursuant to (ii) above. Optionee shall be considered to be the holder and owner of the Shares to be evidenced by such certificates as of the close of business on the date Grantor received the notice of exercise accompanied by payment, as contemplated herein, without regard to the date of actual issuance of the certificate (s) representing such Shares.

4.        Divisibility and Non-Assignability of the Option.
          ------------------------------------------------

(a) The Optionee may exercise the option herein granted in whole or in part at any time and from time to time, subject to the provisions of Paragraph 3 above, with respect to any whole number of Shares included therein, but in no event may an option be exercised as to less than ten thousand (10,000) Shares at any on time, except for the remaining Shares covered by the option of less than ten thousand (10,000).

(b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, and the options herein granted, or any of them, shall be exercisable only by the Optionee or its legal successors.

5.        Stock as Investment.
          -------------------

By accepting this option, the Optionee agrees that it is Optionee's intention to purchase Shares hereunder for investment and without any view towards the resale or distribution thereof. In the event Shares to be issued upon exercise of this Option have not been registered at the time of proposed issuance under the Securities Act of 1933, as amended (the "Securities Act"), the Optionee shall deliver to the Grantor at the time of such issuance a written representation that optionee is acquiring such Shares in good faith for investment purposes only and not for resale or distribution. Grantor may place a "stop transfer" order with respect to such Shares with its transfer agent and place an appropriate restrictive legend on the stock certificate(s) evidencing such Shares, in order to prevent transfers unless such Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is applicable.

6.        Conditions to Issuance of Shares.
          --------------------------------

The Grantor shall issue and deliver certificates for Shares purchased upon the exercise of any option granted hereunder, provided each of the following conditions is satisfied, which conditions the Grantor hereby undertakes and agrees to satisfy or cause to be satisfied: (a) the issuance of such Shares shall have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such issuance is exempt from the registration requirements of such Act; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof; and (c) permission for the listing of such Shares, if required, shall have been given by NASDAQ or any national securities exchange on which Shares are at the time of issuance listed.

7.        Adjustments Upon Changes in Capitalization.
          ------------------------------------------

(a) In the event of changes in the outstanding Common Stock of the Grantor by reason of stock dividends, stock splits, reverse stock splits, re-capitalizations, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidation's or any similar events or events having similar consequences, the number and class of Shares as to which the option may be exercised shall be correspondingly adjusted so that for the same aggregate exercise price the Optionee shall be entitled to acquire the securities and other property Optionee would have held if Optionee had exercised the option granted hereunder for the number of Shares under consideration prior to the first of such events to occur and continued to hold such Shares and all other securities and other property issued with respect thereto in connection with such events. No adjustment shall be made with respect to cash dividends or non-liquidating dividends payable in property other than cash, so long as Grantor provides Optionee with written notice of any such proposed dividend at least fifteen (15) days prior to the record date for such dividend. Grantor shall also give Optionee prompt written notice of any event resulting in an adjustment under this Paragraph 7 (a), including a detailed computation of such adjustment.

(b) Any adjustment in the number and kind of Shares and other securities shall apply proportionately to only the unexercised portion of the option granted hereunder at the time of the event given rise to the adjustment. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of Shares so long as such increase does not result in the holder of the option being deemed to own more than 5% of the total combined voting power or value of all classes of stock of the Grantor or its subsidiaries, in which case the adjustment shall be revised to the next lower whole number of Shares.

8.        Effect of Mergers, consolidations or Sales of Assets.
          ----------------------------------------------------

In the event Grantor should propose to merge or consolidate with, or engage in some other form of business combination with, any other corporation or entity on a basis in which Grantor is not to be the surviving entity, then as a condition precedent to proceeding with such merger, consolidation or other business entity to assume and perform all of Grantor's obligations under the right to acquire the same securities and property for the option exercise price specified herein as Optionee would have received if Optionee had exercised the option granted herein immediately prior to such merger, consolidation or other business combination. To the extent the above may be inconsistent with Sections 424 (a)
(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

9.        No Rights in Option Stock.
          --------------------------

Optionee shall have no rights as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

10.       Effect Upon Employment.
          -----------------------

This Agreement does not give the Optionee any right to employment by, or any other relationship with, the Grantor.

11.       Binding Effect.
          --------------

Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

12.       Miscellaneous.
          --------------

This Agreement shall be construed under the laws of the State of California applied to agreements made and to be performed entirely within such State. Headings have been included herein for convenience of reference only and shall not be deemed a part of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

3DSHOPPING.COM

Lawrence Weisdorn, Chairman
& Its Duly Authorized Officer

ACCEPTED AND AGREED TO:

THE DEL MAR CONSULTING GROUP, INC.

Robert B. Prag, President and Its Duly Authorized Agent

                 NOTICE OF EXERCISE OF OPTION TO PURCHASE SHARES
                 -----------------------------------------------

TO:       3DSHOPPING.COM

The undersigned hereby exercises the option for the purchase of shares with an exercise price of Fifteen Dollars ($15.00) according to the terms and conditions of that certain Non-Qualified Stock Option Agreement, dated as of April 14, 2000 between 3DSHOPPING.COM and the undersigned (the "Agreement") and herewith makes payment of the exercise price in full in accordance with the terms of said Agreement by (check one):

[ ] (i) payment in the form of cash or certified or bank cashier's check for the Shares so being purchased at the exercise price of Fifteen Dollars ($15.00) therefore as specified in Paragraph 2 of the Agreement; or

[ ] (ii) these written direction to the Grantor to retain as consideration for the option exercise that number of the Shares (rounded upward to the next highest full Share) so being purchased which have an aggregate value (valued for such purposes at the highest closing price of the Grantor's Common Stock in the principal market in which Shares trade on the three trading days preceding the date on which this Notice is delivered to 3DShopping.com) equal to the product derived by multiplying (a) the number of Shares so being purchased by (b) the exercise price Fifteen Dollars ($15.00) therefor as specified in Paragraph 2 of the Agreement;

The undersigned is purchasing such shares for investment purposes only and not with a view to the sale or distribution thereof. Kindly issue the certificate for such shares in accordance with the instructions given below.

Robert B. Prag, President

Taxpayer I.D. Number:

Instructions for issuance of stock:

Name

Street Address

City                       State                         Zip Code